EXHIBIT 99.1

                           Preliminary Marketing Memo

                       The Money Store Auto Trust, 1996-1



  [$45,100,000] Class A-1 Money Market Asset-Backed Notes - [5.6375%] [$90,000,000] Class A-2 Floating Rate Asset-Backed Notes - 1M LIBOR + [0.09%] [$57,900,000] Class A-3 Asset-Backed Notes - [6.85%]
  [$7,000,000] Asset-Backed Certificates - [7.10%]


     The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Seller or CS First Boston. PSI makes no representations as to the accuracy of such information provided to it by the Seller or CS First Boston. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       The Money Store Auto Trust 1996-1

Title of Securities:     TMS Auto Trust 1996-1, Class A-1 Money Market\
                         Asset-Backed Notes (the "Class A-1 Notes"), Class A-2
                         Floating Rate Asset-Backed Notes (the "Class
                         A-2 Notes"), Class A-3 Asset-Backed Notes (the
                         "Class A-3 Notes"), and Asset-Backed Certificates
                         (the "Certificates").

Seller:                  TMS Auto Holdings, Inc.

Servicer:                The Money Store Auto Finance Inc.

Indenture Trustee and    Norwest Bank Minnesota, N.A. - (Trustee for Notes).
Collateral Agent:

Owner Trustee:           Bankers Trust (Delaware) - (Trustee for Certificates).

Certificate Insurer:     Financial Security Assurance, Inc. ("FSA"). FSA's
                         claims-paying ability is rated "AAA" by Standard &
                         Poor's and "Aaa" by Moody's.

Certificate Insurance    The insurance policy of FSA guarantees the scheduled
Policy:                  payment of interest and principal at maturity of the
                         Class A-1, A-2, and A-3 Notes, and the Certificates.


                                            NOTES                                 CERTIFICATES
                    ------------------------------------------------------------------------------
                       Class A-1          Class A-2           Class A-3           Certificates

Amount:                [$45,100,000]      [$90,000,000]       [$57,900,000]       [$7,000,000]
Coupon:                      5.6375%   1M LIBOR + 0.09%*             6.850%            7.100%
Approx px:                   100-00             100-00               99-31+            99-31+
Yield:                                                               6.955              7.211
Spread:                                                                 40                 55

Avg Life (@1.7 ABS):   0.39 yrs           1.45 yrs            2.87 yrs (to call)    3.32 yrs (to call)
Dated Date:            6/26/96            6/26/96             6/26/96             6/26/96
Record Date:           Business day before distribution for all classes
Interest Rate Basis:   ACT/360            ACT/360             30/360              30/360
Payment Delay:         0-day delay        0-day delay         0-day delay         0-day delay
Expected principal
    lockout:           N/A                8 Months            26 Months           39 Months
Exp Mat @ 1.7 ABS
   (to call):          3/20/97            9/20/98             10/20/99            10/20/99
Stated Mat:            7/20/97            12/20/02            12/20/02            12/20/02
Rating - Moody's:      P-1                Aaa                  Aaa                Aaa
         S&P:          A-1+               AAA                  AAA                AAA


* Subject to a maximum rate of 12% per annum.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      The Money Store Auto Trust 1996-1



Interest Rates: The Class A-1 and A-3 Notes and the Certificates will bear interest at the following fixed per annum rates:

                          Class A-1 Notes -- [5.6375%]
                          Class A-3 notes -- [6.850%]
                          Certificates -- [7.100%]

     The Class A-2 Notes will bear interest at a floating rate equal to 1M-LIBOR + [0.09%], subject to a maximum rate of 12.0% per annum.

Optional Redemption:  The Servicer may call the Class A-3 Notes and
                      Certificates at par plus accrued interest when the aggregate collateral principal balance declines to 10% or less of the original pool balance. The Class A-3
                      Notes, to the extent still outstanding, will be redeemed in whole, but not in part, on any Distribution Date on which the Servicer exercises this clean up call.

Cashflow Priority:    The Trustee will make the following disbursements and
                      transfers in the following order of priority:

                       First:    Owner and Indenture Trustee Fees;
                       Second:   Servicing Fee (1.50% per annum);
                       Third:    Accrued and unpaid interest (pro rata) to
                                 Class A-1, A-2, and A-3 Notes;
                       Fourth:   Class A-1, A-2, and A-3 Principal paid
                                 sequentially to each class until their
                                 respective principal balances are
                                 reduced to zero;
                       Fifth:    Monthly Interest to the Certificates;
                       Sixth:    Principal to the Certificates;
                       Seventh:  To FSA for amounts owed under the Insurance
                                 Policy;
                       Eighth:   To the spread account, up to the specified
                                 spread account requirement; and
                       Ninth:    To the Seller, any remaining funds.

Principal Paydown:    All principal payments are allocated to the Class A-1
                      Notes until the principal balance of the Class A-1 Notes is reduced to zero. The Final Scheduled Distribution Date for the Class A-1 Notes will be July 20, 1997.

                      Thereafter, all principal payments are allocated to the Class A-2 Notes until the principal balance of the Class A-2 Notes is reduced to zero.

                      Thereafter, all principal payments are allocated to the Class A-3 Notes until the principal balance of the Class A-3 Notes is reduced to zero.

                      Thereafter, all principal payments are allocated to the Certificates.

Pre-Funding Account:  The Pre-Funded Amount is expected to initially equal approximately [$50,000,000] and will be held in the Pre-Funding Account in the name of the Indenture Trustee during the Funding Period; this amount will be reduced by the principal balance of subsequent receivables purchased by the Trust.

Credit Enhancement:   Credit enhancement is provided by a combination of:
                      (1) Ongoing spread;
                      (2) Spread Account; and
                      (3) the FSA guarantee.

Spread Account:       The spread account requirement has a [$    ]
                      initial deposit and builds to and maintains a level of
                      [   %] of the current balance. The spread account is
                      subject to a floor of [   %] of the original balance.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        The Money Store Auto Trust 1996-1


Pricing Date:         June [20], 1996.

Settlement Date:      June [26], 1996. The Class A-1 and A-3 Notes and the
                      Certificates will settle with accrued interest from June 1, 1996. The Class A-2 Notes will settle flat with investors (i.e. without accrued).

Distribution Dates:   The 20th day of each month or, if such day is not a
                      business day, the next succeeding business day beginning
                      July 22, 1996. However, the Final Scheduled Distribution
                      Date for the Class A-1 Notes will occur on July 15, 1997.

Interest Accrual:     Interest on the Class A-1 and A-2 Notes will be
                      calculated on the basis of a 360-day year and the actual number of days elapsed in the related interest period.

                      Interest on the Class A-3 Notes and the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                      Interest will accrue (in the case of the first distribution date) from the Closing Date to but excluding July 22, 1996. For subsequent Distribution Dates, interest will accrue from the most recent Distribution Date, to but excluding the following Distribution Date.

ERISA Considerations: The Class A-1, A-2 and A-3 Notes constitute eligible investments for ERISA accounts. The Certificates are not ERISA eligible. Investors should consult their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of the Notes and Certificates.

Legal Investment:     The Class A-1 Notes will be eligible securities for
                      purchase by money market funds, under Rule 2a-7 under the Investment Company Act of 1940, as amended.

Form of Notes and     Book-Entry Form, same day funds (through DTC). The
Certificates:         Notes (not the Certificates) will be Euroclear and
                      Cedel eligible.


     For more information, call Greg Richter or Rob Karr on the ABS desk (778-2741), Brendan Keane (778-4231) or John Herbert (778-3203) in the Asset Finance Group, or Vito Lodato (778-1390) in the ABS Structuring Group.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        The Money Store Auto Trust 1996-1


Preliminary Collateral Information as of May 31, 1996 Cutoff Date
- -----------------------------------------------------------------

Geography:
                State                   % of Principal Balance
                ---------               ----------------------
                California:                     24.77%
                Texas:                           8.15%
                Georgia:                         7.07%
                Alabama:                         5.94%
                Illinois:                        5.74%
                Michigan:                        5.28%
                Florida:                         4.52%
                Oregon:                          4.06%
                Indiana:                         3.96%
                Ohio:                            2.96%
                Tennessee:                       2.94%
                Missouri:                        2.45%
                North Carolina:                  2.44%
                Arizona:                         2.41%
                Pennsylvania:                    2.30%
                Colorado:                        2.29%
                Oklahoma:                        2.06%
                Remainder:           Less than   2.00%


Collateral Type:

                New:                            12.36%
                Used:                           87.64%


Annual Percentage Rate of Receivables:

                Weighted Avg. Coupon:           19.55%

                APR Range               % of Principal Balance
                ---------               ----------------------
                9.000-9.999%                      .04%
                10.000-10.999%                    .02%
                11.000-11.999%                    .01%
                12.000-12.999%                    .06%
                13.000-13.999%                    .06%
                14.000-14.999%                    .76%
                15.000-15.999%                   2.34%
                16.000-16.999%                   9.62%
                17.000-17.999%                  14.16%
                18.000-18.999%                  15.81%
                19.000-19.999%                  12.68%
                20.000-20.999%                  18.14%
                21.000-21.999%                  12.16%
                22.000-22.999%                   6.40%
                23.000-23.999%                   2.95%
                24.000-24.999%                   3.13%
                25.000-25.999%                   1.22%
                26.000-26.999%                    .29%
                27.000-27.999%                    .04%
                28.000-28.999%                    .06%
                29.000-29.999%                    .05%




     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        The Money Store Auto Trust 1996-1

 ----------------------------------------------------------------------------

Principal Balance of Initial Receivables:

                Balance:                $135,994,917.70
                # of Loans:             14,220
                Avg. Balance:           $9,563.64

                Remaining Principal
                Balance Range           % of Principal Balance
                -------------------     ----------------------
                $0,000.00 to $2,499.99            .29%
                $2,500.00 to $4,999.99           4.28%
                $5,000.00 to $7,499.99          13.96%
                $7,500.00 to $9,999.99          22.34%
                $10,000.00 to $12,499.99        24.34%
                $12,500.00 to $14,999.99        18.85%
                $15,000.00 to $17,499.99         9.26%
                $17,500.00 to $19,999.99         3.95%
                $20,000.00 to $22,499.99         1.48%
                $22,500.00 to $24,999.99          .69%
                $25,000.00 to $27,499.99          .36%
                $27,500.00 to $29,999.99          .13%
                $30,000.00 to $39,999.99          .07%


Terms of the Initial Receivables:

                WA Rem. Term:   50.31 months
                WA Orig. Term:  52.20 months

                Range of Rem. Terms     % of Principal Balance
                -------------------     ----------------------
                7 to 11 Months                    .06%
                12 to 17 Months                   .30%
                18 to 23 Months                  1.54%
                24 to 29 Months                  2.29%
                30 to 35 Months                  8.09%
                36 to 41 Months                  6.93%
                42 to 47 Months                 15.96%
                48 to 53 Months                 13.28%
                54 to 59 Months                 38.41%
                60 to 65 Months                 12.21%
                66 to 71 Months                   .73%
                72 Months                         .21%




     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        The Money Store Auto Trust 1996-1


        TMS Auto Finance Inc. Historical Delinquency and Loss Experience
                          (Dollar Amounts in Thousands)
- -------------------------------------------------------------------------

                                                          1995                      1996
                                        ____________________________________________      ________
                                        June 30       September 30       December 31      March 31

Principal Amount Outstanding            $33,978       $69,374            $117,239         $179,986
Average Principal Amount                $22,550       $51,676             $93,307         $148,613
     Outstanding
Number of Loans Outstanding               3,478        7,256               12,398           19,271
Average Number of Loans                   2,355        5,367                9,827           15,835
     Outstanding
Number of Repossessions                      18           86                  148              219
Principal Amount of                        $214         $928               $1,473           $2,202
     Repossessions
Number of Repossessions as a               0.76%        1.60%                1.51%           1.38%
     Percent of Average Number
     of Loans Outstanding
Principal Amount of                        0.95%        1.80%                1.58%            1.48%
     Repossessions as a Percent
     of Average Principal
     Amount Outstanding
Net Losses                                   $0          $88                 $202           $1,245
     For the Quarter Ended
Net Losses as a Percent                    0.00%        0.51%                0.69%            2.77%
     of Principal Amount
     Outstanding
Delinquencies
     31-60 Days                         $182  0.54%   $393  0.57%        $1,881  1.60%    $3,575  1.99%
     61-90 Days                         $0    0.00%   $61   0.09%        $177    0.15%    $807    0.45%
     Over 90 Days                       $0    0.00%   $36   0.05%        $42     0.04%    $217    0.12%


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies  06/21/96 09:54:00 am   Prudential Securities Group IMPACT CMO/ABS Analytics-Digest Information Incorporated
Deal ID/CUSIP MONAT61     Deal Date   06/20/96   Series  1996-1     Delivery Date  06/26/96
Underwriter   FBC         Dated Date  06/20/96   Issuer  THE MONEY STORE AUTO GRANTOR TRUST  Credit Support 100% FSA
Collateral   (Real)       Deal Type      CAR     N/GWAC (Orig)  / (18.050/19.550)  Pricing Speed  ABS 1.70
WAM          (Orig)      (4.220)                 Rating            Size  200,000,000   Coupon Range
Trustee                                          Modeled  Y        View  Summary On Page 1 of 4



Class   Coupon    Mat    Amt 000   AvLf   Sprd  Price     Yield   Description
- ------ -------   -----   -------   ----   ---- -------   -------  -------------

A1       5.638  N/A      45,100    0.4    N/A   100-00   N/A      MONEY MARKET
A2         N/A  N/A      90,000    1.4    N/A   100-00   N/A      FLT LIBOR-1M+9,C 12
A3       6.850  N/A      57,900    2.9     40    99-31+  6.955    FIXED NOTES
B        7.100  N/A       7,000    3.3     55    99-31+  7.211    AAA CERTIFICATES


Financial Strategies    06/21/96 10:00:56 am         Prudential Securities
Group                   IMPACT CMO/ABS Analytics - Price / Yield Tables  Incorporated
Deal ID/CUSIP MONAT61                             Coupon  5.638
Class         A1     MONEY MARKET                 Accr  0.00000 1st Pmt 07/20/96
Collateral    (Real)                              Factor            on   /  /
N/GWAC (Orig)       /        (18.050/19.550)      LIBOR-1M              5.46875
WAM    (Orig)         (4.220)                     Mat N/A        Settle 06/26/96
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@

            ABS 1.70  ABS 1.30  ABS 1.50  ABS 1.60  ABS 1.80  ABS 2.00  ABS 2.20
   Price
   -----   --------- --------- --------- --------- --------- --------- ---------
   99-22+    6.599     6.504     6.552     6.575     6.624     6.667     6.708
   99-23     6.557     6.467     6.513     6.534     6.581     6.622     6.661
   99-23+    6.515     6.430     6.474     6.494     6.538     6.577     6.614
   99-24     6.474     6.393     6.434     6.454     6.496     6.532     6.567
   99-24+    6.433     6.356     6.395     6.413     6.453     6.487     6.519
   99-25     6.391     6.319     6.356     6.373     6.410     6.442     6.472
   99-25+    6.350     6.282     6.317     6.333     6.368     6.397     6.425
   99-26     6.308     6.246     6.277     6.292     6.325     6.353     6.378
   99-26+    6.267     6.209     6.238     6.252     6.282     6.308     6.331
   99-27     6.225     6.172     6.199     6.212     6.240     6.263     6.284
   99-27+    6.184     6.135     6.160     6.171     6.197     6.218     6.237
   99-28     6.143     6.098     6.121     6.131     6.155     6.173     6.190
   99-28+    6.101     6.062     6.081     6.091     6.112     6.129     6.143
   99-29     6.060     6.025     6.042     6.051     6.070     6.084     6.096
   99-29+    6.019     5.988     6.003     6.011     6.027     6.039     6.049
   99-30     5.977     5.951     5.964     5.970     5.985     5.994     6.002
   99-30+    5.936     5.915     5.925     5.930     5.942     5.950     5.955
   99-31     5.895     5.878     5.886     5.890     5.900     5.905     5.908
   99-31+    5.854     5.841     5.847     5.850     5.857     5.861     5.861
  100-00     5.812     5.805     5.808     5.810     5.815     5.816     5.815
  100-00+    5.771     5.768     5.769     5.770     5.772     5.771     5.768
  100-01     5.730     5.731     5.730     5.730     5.730     5.727     5.721
  100-01+    5.689     5.695     5.691     5.690     5.688     5.682     5.674
  100-02     5.648     5.658     5.652     5.650     5.645     5.638     5.627
  100-02+    5.606     5.621     5.613     5.610     5.603     5.593     5.581
  100-03     5.565     5.585     5.574     5.570     5.561     5.549     5.534
  100-03+    5.524     5.548     5.535     5.530     5.518     5.504     5.487
  100-04     5.483     5.512     5.496     5.490     5.476     5.460     5.441
  100-04+    5.442     5.475     5.457     5.450     5.434     5.415     5.394
  100-05     5.401     5.438     5.418     5.410     5.392     5.371     5.347
  100-05+    5.360     5.402     5.379     5.370     5.349     5.326     5.301
  100-06     5.319     5.365     5.340     5.330     5.307     5.282     5.254
  100-06+    5.278     5.329     5.301     5.290     5.265     5.238     5.207
  100-07     5.237     5.292     5.262     5.250     5.223     5.193     5.161
  100-07+    5.196     5.256     5.224     5.210     5.181     5.149     5.114
  100-08     5.155     5.220     5.185     5.170     5.138     5.104     5.068
  100-08+    5.114     5.183     5.146     5.130     5.096     5.060     5.021
  100-09     5.073     5.147     5.107     5.091     5.054     5.016     4.975
  100-09+    5.032     5.110     5.068     5.051     5.012     4.972     4.928

Avg. Life    0.395     0.444     0.417     0.406     0.383     0.364     0.347
Mod. Dur.    0.379     0.426     0.400     0.390     0.368     0.350     0.334
1st  Pmt.    0.067     0.067     0.067     0.067     0.067     0.067     0.067
Last Pmt.    0.733     0.817     0.733     0.733     0.733     0.650     0.650


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


Financial Strategies          06/21/96 10:03:02 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / DMrg Act/360     Incorporated
Deal ID/CUSIP MONAT61                             Coupon + 9   Cap 12.0 Flr 0.00
Class         A2     FLT LIBOR-1M+9,Cap 12        Accr  0.00000 1st Pmt 07/20/96
Collateral    (Real)                              Factor             on   /  /
N/GWAC (Orig)       /        (18.050/19.550)      LIBOR-1M              5.46484
WAM    (Orig)         (4.220)                     Mat N/A        Settle 06/26/96
CenterPrice   100-00  Inc   0.5               Table DMrg Act/360 Roll@

            ABS 1.70  ABS 1.30  ABS 1.50  ABS 1.60  ABS 1.80  ABS 2.00  ABS 2.20
   Price
   -----   --------- --------- --------- --------- --------- --------- ---------

   99-22+   30.234    27.925    29.051    29.638    30.839    32.075    33.347
   99-23    29.115    26.928    27.994    28.550    29.687    30.858    32.063
   99-23+   27.996    25.930    26.937    27.463    28.536    29.642    30.780
   99-24    26.877    24.933    25.880    26.375    27.385    28.426    29.497
   99-24+   25.758    23.936    24.824    25.288    26.235    27.210    28.214
   99-25    24.639    22.939    23.768    24.200    25.084    25.994    26.931
   99-25+   23.521    21.942    22.712    23.113    23.934    24.779    25.649
   99-26    22.403    20.945    21.656    22.026    22.784    23.564    24.367
   99-26+   21.285    19.949    20.600    20.940    21.634    22.349    23.085
   99-27    20.167    18.952    19.544    19.853    20.485    21.134    21.803
   99-27+   19.049    17.956    18.489    18.767    19.335    19.920    20.522
   99-28    17.932    16.961    17.434    17.681    18.186    18.706    19.241
   99-28+   16.815    15.965    16.379    16.595    17.037    17.492    17.960
   99-29    15.698    14.969    15.324    15.510    15.888    16.278    16.679
   99-29+   14.581    13.974    14.270    14.424    14.740    15.064    15.399
   99-30    13.464    12.979    13.215    13.339    13.591    13.851    14.119
   99-30+   12.348    11.984    12.161    12.254    12.443    12.638    12.839
   99-31    11.232    10.989    11.107    11.169    11.295    11.425    11.559
   99-31+   10.116     9.994    10.054    10.084    10.148    10.212    10.279
  100-00     9.000     9.000     9.000     9.000     9.000     9.000     9.000
  100-00+    7.884     8.006     7.947     7.916     7.853     7.788     7.721
  100-01     6.769     7.012     6.893     6.832     6.706     6.576     6.442
  100-01+    5.654     6.018     5.840     5.748     5.559     5.364     5.164
  100-02     4.539     5.024     4.788     4.664     4.412     4.152     3.885
  100-02+    3.424     4.031     3.735     3.581     3.266     2.941     2.607
  100-03     2.310     3.037     2.683     2.498     2.119     1.730     1.329
  100-03+    1.195     2.044     1.630     1.414     0.973     0.519     0.052
  100-04     0.081     1.051     0.578     0.332    -0.172    -0.691    -1.226
  100-04+   -1.033     0.058    -0.474    -0.751    -1.318    -1.902    -2.503
  100-05    -2.146    -0.934    -1.525    -1.833    -2.463    -3.112    -3.780
  100-05+   -3.260    -1.927    -2.577    -2.916    -3.609    -4.322    -5.056
  100-06    -4.373    -2.919    -3.628    -3.998    -4.754    -5.532    -6.333
  100-06+   -5.486    -3.911    -4.679    -5.080    -5.898    -6.741    -7.609
  100-07    -6.599    -4.903    -5.730    -6.161    -7.043    -7.951    -8.885
  100-07+   -7.712    -5.895    -6.781    -7.243    -8.187    -9.160   -10.161
  100-08    -8.824    -6.886    -7.831    -8.324    -9.331   -10.369   -11.436
  100-08+   -9.937    -7.878    -8.881    -9.405   -10.475   -11.577   -12.712
  100-09   -11.049    -8.869    -9.931   -10.486   -11.619   -12.786   -13.987
  100-09+  -12.160    -9.860   -10.981   -11.567   -12.763   -13.994   -15.261

Avg. Life    1.446     1.631     1.535     1.490     1.404     1.326     1.254
Mod. Dur.    1.349     1.513     1.428     1.388     1.311     1.241     1.176
1st  Pmt.    0.733     0.817     0.733     0.733     0.733     0.650     0.650
Last Pmt.    2.233     2.483     2.400     2.317     2.150     2.067     1.983


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


Financial Strategies          06/21/96 10:03:42 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP MONAT61                             Coupon                   6.850
Class         A3     FIXED NOTES                  Accr  0.00000 1st Pmt 07/20/96
Collateral    (Real)                              Factor             on   /  /
N/GWAC (Orig)       /        (18.050/19.550)      LIBOR-1M              5.46484
WAM    (Orig)         (4.220)                     Mat N/A        Settle 06/26/96
CenterPrice    99-31+ Inc   0.5               Table Yield        Roll@

                  ***************** TO 10% CALL *****************

            ABS 1.70  ABS 1.30  ABS 1.50  ABS 1.60  ABS 1.80  ABS 2.00  ABS 2.20
   Price
   -----   --------- --------- --------- --------- --------- --------- ---------
   99-22     7.073     7.063     7.067     7.070     7.076     7.082     7.089
   99-22+    7.066     7.057     7.061     7.064     7.069     7.076     7.082
   99-23     7.060     7.051     7.055     7.058     7.063     7.069     7.075
   99-23+    7.054     7.046     7.049     7.052     7.057     7.062     7.068
   99-24     7.048     7.040     7.043     7.046     7.050     7.055     7.061
   99-24+    7.042     7.034     7.037     7.039     7.044     7.049     7.054
   99-25     7.035     7.029     7.032     7.033     7.038     7.042     7.047
   99-25+    7.029     7.023     7.026     7.027     7.031     7.035     7.040
   99-26     7.023     7.017     7.020     7.021     7.025     7.029     7.033
   99-26+    7.017     7.011     7.014     7.015     7.018     7.022     7.026
   99-27     7.011     7.006     7.008     7.009     7.012     7.015     7.019
   99-27+    7.004     7.000     7.002     7.003     7.006     7.009     7.012
   99-28     6.998     6.994     6.996     6.997     6.999     7.002     7.005
   99-28+    6.992     6.989     6.990     6.991     6.993     6.995     6.998
   99-29     6.986     6.983     6.984     6.985     6.987     6.989     6.991
   99-29+    6.980     6.977     6.978     6.979     6.980     6.982     6.984
   99-30     6.973     6.971     6.972     6.973     6.974     6.975     6.977
   99-30+    6.967     6.966     6.966     6.967     6.968     6.969     6.970
   99-31     6.961     6.960     6.960     6.961     6.961     6.962     6.963
   99-31+    6.955     6.954     6.955     6.955     6.955     6.955     6.956
  100-00     6.949     6.949     6.949     6.949     6.949     6.949     6.949
  100-00+    6.942     6.943     6.943     6.943     6.942     6.942     6.942
  100-01     6.936     6.937     6.937     6.937     6.936     6.935     6.935
  100-01+    6.930     6.931     6.931     6.930     6.930     6.929     6.928
  100-02     6.924     6.926     6.925     6.924     6.923     6.922     6.921
  100-02+    6.918     6.920     6.919     6.918     6.917     6.915     6.914
  100-03     6.911     6.914     6.913     6.912     6.911     6.909     6.907
  100-03+    6.905     6.909     6.907     6.906     6.904     6.902     6.900
  100-04     6.899     6.903     6.901     6.900     6.898     6.895     6.892
  100-04+    6.893     6.897     6.895     6.894     6.892     6.889     6.885
  100-05     6.887     6.892     6.890     6.888     6.885     6.882     6.878
  100-05+    6.881     6.886     6.884     6.882     6.879     6.875     6.871
  100-06     6.874     6.880     6.878     6.876     6.873     6.869     6.864
  100-06+    6.868     6.875     6.872     6.870     6.866     6.862     6.857
  100-07     6.862     6.869     6.866     6.864     6.860     6.855     6.850
  100-07+    6.856     6.863     6.860     6.858     6.854     6.849     6.843
  100-08     6.850     6.858     6.854     6.852     6.847     6.842     6.836
  100-08+    6.844     6.852     6.848     6.846     6.841     6.835     6.829
  100-09     6.837     6.846     6.842     6.840     6.835     6.829     6.822

Avg. Life    2.871     3.146     3.021     2.946     2.796     2.646     2.501
Mod. Dur.    2.523     2.740     2.641     2.583     2.463     2.343     2.225
Mac. Dur.    2.611     2.836     2.733     2.672     2.549     2.424     2.303
1st  Pmt.    2.233     2.483     2.400     2.317     2.150     2.067     1.983
Last Pmt. 10/20/99  01/20/00  12/20/99  11/20/99  09/20/99  07/20/99  05/20/99

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


Financial Strategies          06/21/96 10:04:34 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP MONAT61                             Coupon                   7.100
Class         B      AAA CERTIFICATES             Accr  0.00000 1st Pmt 07/20/96
Collateral    (Real)                              Factor             on   /  /
N/GWAC (Orig)       /        (18.050/19.550)      LIBOR-1M              5.46484
WAM    (Orig)         (4.220)                     Mat N/A        Settle 06/26/96
CenterPrice    99-31+ Inc   0.5               Table Yield        Roll@

                  ***************** TO 10% CALL *****************

            ABS 1.70  ABS 1.30  ABS 1.50  ABS 1.60  ABS 1.80  ABS 2.00  ABS 2.20
   Price
   -----   --------- --------- --------- --------- --------- --------- ---------

   99-22     7.315     7.309     7.311     7.313     7.318     7.323     7.329
   99-22+    7.310     7.303     7.305     7.308     7.312     7.317     7.323
   99-23     7.304     7.298     7.300     7.302     7.307     7.312     7.317
   99-23+    7.299     7.293     7.295     7.297     7.301     7.306     7.311
   99-24     7.293     7.288     7.290     7.292     7.295     7.300     7.305
   99-24+    7.288     7.283     7.284     7.286     7.290     7.294     7.298
   99-25     7.282     7.278     7.279     7.281     7.284     7.288     7.292
   99-25+    7.277     7.273     7.274     7.275     7.279     7.282     7.286
   99-26     7.272     7.267     7.269     7.270     7.273     7.276     7.280
   99-26+    7.266     7.262     7.264     7.265     7.267     7.270     7.274
   99-27     7.261     7.257     7.258     7.259     7.262     7.265     7.268
   99-27+    7.255     7.252     7.253     7.254     7.256     7.259     7.261
   99-28     7.250     7.247     7.248     7.249     7.251     7.253     7.255
   99-28+    7.244     7.242     7.243     7.243     7.245     7.247     7.249
   99-29     7.239     7.237     7.237     7.238     7.239     7.241     7.243
   99-29+    7.233     7.232     7.232     7.233     7.234     7.235     7.237
   99-30     7.228     7.226     7.227     7.227     7.228     7.229     7.231
   99-30+    7.222     7.221     7.222     7.222     7.223     7.224     7.224
   99-31     7.217     7.216     7.216     7.217     7.217     7.218     7.218
   99-31+    7.211     7.211     7.211     7.211     7.212     7.212     7.212
  100-00     7.206     7.206     7.206     7.206     7.206     7.206     7.206
  100-00+    7.200     7.201     7.201     7.201     7.200     7.200     7.200
  100-01     7.195     7.196     7.195     7.195     7.195     7.194     7.194
  100-01+    7.190     7.191     7.190     7.190     7.189     7.188     7.187
  100-02     7.184     7.185     7.185     7.185     7.184     7.183     7.181
  100-02+    7.179     7.180     7.180     7.179     7.178     7.177     7.175
  100-03     7.173     7.175     7.175     7.174     7.172     7.171     7.169
  100-03+    7.168     7.170     7.169     7.169     7.167     7.165     7.163
  100-04     7.162     7.165     7.164     7.163     7.161     7.159     7.157
  100-04+    7.157     7.160     7.159     7.158     7.156     7.153     7.151
  100-05     7.151     7.155     7.154     7.153     7.150     7.147     7.144
  100-05+    7.146     7.150     7.148     7.147     7.145     7.142     7.138
  100-06     7.141     7.145     7.143     7.142     7.139     7.136     7.132
  100-06+    7.135     7.139     7.138     7.137     7.133     7.130     7.126
  100-07     7.130     7.134     7.133     7.131     7.128     7.124     7.120
  100-07+    7.124     7.129     7.128     7.126     7.122     7.118     7.114
  100-08     7.119     7.124     7.122     7.121     7.117     7.112     7.108
  100-08+    7.113     7.119     7.117     7.115     7.111     7.107     7.101
  100-09     7.108     7.114     7.112     7.110     7.106     7.101     7.095

Avg. Life    3.317     3.567     3.483     3.400     3.233     3.067     2.900
Mod. Dur.    2.862     3.051     2.988     2.925     2.798     2.668     2.538
Mac. Dur.    2.965     3.161     3.096     3.031     2.898     2.765     2.629
1st  Pmt.    3.317     3.567     3.483     3.400     3.233     3.067     2.900
Last Pmt. 10/20/99  01/20/00  12/20/99  11/20/99  09/20/99  07/20/99  05/20/99

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.